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                                                                    EXHIBIT 99.3
                               VOTING AGREEMENT



     THIS VOTING AGREEMENT (the "Agreement") is entered into as of June 19, 1998, by and between General Re Corporation, a Delaware corporation (the "Company"), and Charles T. Munger ("Shareholder").

     WHEREAS, as of the date hereof Shareholder owns beneficially and of record 18,390 shares of Class A Common Stock, par value $5.00 per share ("Berkshire Common Stock"), of Berkshire Hathaway Inc., a Delaware corporation ("Berkshire") (all such shares and any shares hereafter acquired by Shareholder prior to the termination of this Agreement, but excluding any such shares hereafter given as gifts to family members or charities, being referred to herein as the "Shares");

     WHEREAS, concurrently herewith, Berkshire and the Company are entering into an Agreement and Plan of Mergers (as such Agreement may hereafter be amended from time to time, the "Merger Agreement"), pursuant to which, upon the terms and subject to the conditions thereof, each of Berkshire and the Company will merge with separate subsidiaries of NBH, Inc., a Delaware corporation (the "Holding Company"), with the result that Berkshire and the Company will become, by virtue of such mergers, wholly owned subsidiaries of Holding Company; and

     WHEREAS, as a condition to the willingness of the Company to enter into the Merger Agreement, the Company has requested that Shareholder agree, and, in order to induce the Company to enter into the Merger Agreement, Shareholder has agreed, to vote the Shares as set forth herein.

     NOW, THEREFORE, in consideration of the premises and of the mutual representations warranties, covenants and agreements set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:


                                 ARTICLE I

     1.1  Transfer of Shares.  Until the close of business on the date of the
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special meeting of shareholders of Berkshire (including any adjournments thereof, the "Berkshire Special Meeting") called to consider and vote upon the transactions contemplated by the Merger Agreement (the "Transactions"), including the Berkshire Merger (as defined in the Merger Agreement), Shareholder will not (a) sell, pledge or otherwise dispose of any of the Shares, (b) deposit the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares (other than this Agreement), or grant any proxy with respect thereto (other than a proxy naming Shareholder as one of the proxyholders), (c) enter into any contact, option or other arrangement or undertaking with respect to the direct or indirect sale, assignment,

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transfer or other disposition of any of the Shares, or (d) convert any of the
Shares into shares of Class B Common Stock, par value $.1667 per share, of Berkshire.

     1.2  Voting of Shares; Further Assurances.  Shareholder will vote the
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Shares (i) in favor of the adoption of the Merger Agreement and approval of the
Berkshire Merger and the Transactions and (ii) in favor of any other matter necessary to the consummation of the transactions contemplated by the Merger Agreement and considered and voted upon at the Berkshire Special Meeting.


                                 ARTICLE II

     2.1  Notices.  All notices and other communications given or made pursuant
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hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered, mailed or transmitted, and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address) or sent by electronic transmission to the fax number specified below:

          (a)  If to the Company:

                 General Re Corporation
                 695 East Main Street
                 Stamford Connecticut
                 Attn: Charles F. Barr, General Counsel
                 Fax:  (203) 328-5090

               with a copy to:

                 Wachtell Lipton Rosen & Katz
                 51 West 52nd Street
                 New York, NY 10019
                 Attn: Edward D. Herlihy
                 Fax:  (212) 403-2000

          (b)  If to Shareholder:

                 Charles T. Munger
                 355 S. Grand Avenue
                 Los Angeles, CA  90017
                 Fax: 213-680-3677

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               with a copy to:

                 Munger, Tolles & Olson LLP
                 355 South Grand Avenue
                 Los Angeles, CA  90071
                 Attn: R. Gregory Morgan
                 Fax:  (213) 687-3702

     2.2  Headings.  The headings contained in this Agreement are for reference
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purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     2.3  Severability.  If any term or other provision of this Agreement is
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invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the provisions hereof are fulfilled to the extent possible.

     2.4  Entire Agreement.  This Agreement, together with the Merger Agreement
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and the other agreements contemplated thereby, constitute the entire agreement of the parties and supersedes all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.

     2.5  Certain Events.  Shareholder agrees that this Agreement and the
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obligations hereunder shall be binding upon any person to which legal or beneficial ownership (as such term is applied under Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of the Shares shall pass, whether by operation of law or otherwise. Notwithstanding any transfer of Shares, the transferor shall remain liable for the performance of all obligations under this Agreement of the transferor.

     2.6  Assignment.  This Agreement shall not be assigned by operation of law
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or otherwise.

     2.7  Parties in Interest.  This Agreement shall be binding upon and inure
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solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, intended to or shall confer upon any person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

     2.8  Specific Performance.  The parties hereto agree that irreparable
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damages would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

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     2.9  Governing Law.  This Agreement shall be governed by, and construed in
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accordance with, the laws of the State of Delaware, without giving effect to principles of conflicts of laws.

     2.10  Counterparts.  This Agreement may be executed in one or more
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counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which, taken together, shall constitute one and the same agreement.

     2.11  Termination.  This Agreement shall terminate automatically
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immediately upon termination of the Merger Agreement.

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              GENERAL RE CORPORATION



                              By: /s/ Ronald E. Ferguson
                                  -------------------------------------------
                                    Ronald E. Ferguson
                                    Chairman and Chief Executive Officer



                              /s/ Charles T. Munger
                              -----------------------------------------------
                               Charles T. Munger

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